AMENDMENT NUMBER 1
                                      TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                                                                November 1, 2002


One Price Clothing Stores, Inc.
1875 East Main Street
Duncan, South Carolina 29334

One Price Clothing of Puerto Rico, Inc.
1875 East Main Street
Duncan, South Carolina 29334

One Price Clothing - U.S. Virgin Islands, Inc.
1875 East Main Street
Duncan, South Carolina 29334



Gentlemen:

Carolina First Bank ("Bank"), One Price Clothing Stores, Inc. ("One Price"), One Price Clothing of Puerto Rico, Inc. ("One Price, P.R."), and One Price Clothing
- U.S. Virgin Islands, Inc. ("One Price V.I.", and together with One Price and One Price, P.R., individually referred to as a "Borrower" and collectively as "Borrowers") have entered into certain financing arrangements pursuant to the Amended and Restated Credit Agreement, dated June 21, 2002, between Bank and Borrowers. All capitalized terms used herein and not herein defined shall have the meanings given to them in the Credit Agreement.
Borrowers have requested that Bank reduce the Net Worth covenant in the Credit Agreement, effective November 1, 2002, and Bank is willing to agree to this Amendment, subject to the terms and conditions set forth herein.

In consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

1. Section 8.6 of the Credit Agreement is hereby amended by deleting the existing language appearing therein, and substituting therefor the following:

   Net Worth. Borrowers shall maintain at all times through May 3, 2003 a Net Worth of not less than $9,000,000. Borrowers shall maintain at all times from and after May 3, 2003 a Net
   Worth of not less than $12,000,000.

2. Miscellaneous.

a. This Amendment contains the entire agreement of the parties with respect to the specific subject matter hereof and supersedes all prior or contemporaneous term sheets, proposals, discussions, negotiations, correspondence, commitments, and communications between or among the parties concerning the subject matter hereof. This Amendment may not be modified or any provision waived, except in writing, signed by the party against whom such modification or waiver is sought to be enforced. Except as specifically modified herein, the Credit Agreement is hereby ratified, restated, and confirmed by the parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Amendment Number 1 on the one hand and the Credit Agreement on the other hand, the terms of this Amendment Number 1 shall control.
b. Governing Law. This Amendment and the rights and the obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of South Carolina, with regard to principals of conflicts of law. c. Binding Effect. This Amendment shall be binding and inure to the benefit to each of the parties hereto and their respective successors and assigns. d. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one in the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein.
Sincerely,


Carolina First Bank

By:               /s/ Charles D. Chamberlain
                  -----------------------------
                  Charles D. Chamberlain
                  Executive Vice President

AGREED AND ACCEPTED:

                  One Price Clothing Stores, Inc.

By:               /s/ C. Burt Duren
                  -----------------------------
                  C. Burt Duren

Title:            Vice President - Finance & Treasurer



                  One Price Clothing of Puerto Rico, Inc.

By:               /s/ C. Burt Duren
                  -----------------------------
                  C. Burt Duren

Title:            Vice President & Treasurer



                  One Price Clothing - U.S. Virgin Islands, Inc.

By:               /s/ C. Burt Duren
                  -----------------------------
                  C. Burt Duren

Title:            Vice President & Treasurer